Exhibit 10.15

House Lease Contract for Hongqiao Hui Project

(Office Building) Hongqiao Hui Project

Contract No.: HQH-BG-20240328-01

Lessor (Party A): Shanghai Jinchen Hemei Real Estate Co., Ltd.

Lessee (Party B): Xinghui Automotive Technology (Hainan) Co., Ltd.

Signing Date: March 28, 2024

This House Lease Contract (hereinafter referred to as the “Contract”) is entered into by and between Party A and Party B on the basis of equality, free will, fairness and good faith, in accordance with the Civil Code of the People’s Republic of China and the relevant laws and regulations, upon mutual negotiation, with respect to Party B’s lease of the house owned by Party A.

Article 1 Definition of Terms

Unless the context otherwise requires, the following terms used in this Contract shall have the meanings as set forth below:

1.1 “This Contract” means the legal document consisting of the main contract and its appendices, which stipulates the rights and obligations of Party A and Party B during the lease term.

1.2 “Appendices” means the relevant contents cited in this Contract.

1.3 “Hongqiao Hui” means all the buildings named “Hongqiao Hui” located at Lane 989, Shengui Road, Minhang District, Shanghai (or other names designated by Party A at its sole discretion), together with their supporting equipment and facilities, including office buildings, shopping malls and other properties.

1.4 “Office Building” means the part of Hongqiao Hui used for office purposes. All parking spaces of the office building are for the joint use of the shopping mall, office building and other properties.

1.5 “The House” means the house leased by Party B from Party A at the location specified in this Contract and the commercial terms of the appendices.

1.6 “Agreed Usable Area” means the area that Party B may use pursuant to this Contract as agreed by both parties. The agreed usable area shall be the rentable area of the House, and the rent, property management fee and the corresponding security deposits shall all be calculated based on such area.

1.7 “Measured Area” means the area stated in the Real Estate Ownership Certificate of Shanghai for the House, or the area measured by the Shanghai House and Land Surveying and Mapping Center or any other government department.

1.8 “Lease Term” means the period during which Party B leases the House from Party A.

1.9 “Rent & Renovation Concession Period” means the period during which Party A agrees that Party B shall pay the rent based on the existing renovation standard.

1.10 “Contract Period” means the period from the effective date of this Contract to the date of termination or early termination of this Contract.

1.11 “Delivery Date”, also referred to as the “Commencement Date of Rent”, means the first day on which Party A shall deliver the House to Party B in accordance with the terms of this Contract and start to collect the rent.

1.12 “Expiry Date” means the date on which the lease term of this Contract expires.

1.13 “Return Date” means the date on which the lease term of this Contract expires or the date on which the lease is terminated in advance.

1.14 “Rent” means the lease fee that Party B shall pay to Party A for leasing the House.

1.15 “Standard Rent” means the rent standard excluding the Rent & Renovation Concession Period during the first phase of the lease term.

1.16 “Property Management Fee” means the fee that Party B shall pay to Party A for the property management services of the office building.

1.17 “Performance Security Deposit” means the security deposit paid by Party B to Party A to ensure Party B’s full performance of this Contract, consisting of two parts: the “Lease Security Deposit” and the “Property Security Deposit”.

1.18 “Public Utility Fees” means the fees incurred by Party B from the use of public utility facilities in the office building (such as water, electricity, communication, equipment, cable TV, broadband network, etc.) and the corresponding value-added tax (VAT).

1.19 “Other Fees” means the fees payable by Party B to Party A for the use of the House and other parts of the office building, in addition to the rent and property management fee, as stipulated in Article 7 of this Contract, including public utility fees, fees incurred during non-working hours, advertising space lease fees, venue usage fees, garbage disposal fees (domestic garbage and construction garbage) and other payable fees, as well as the corresponding VAT for all such fees.

1.20 “Property Management Company”, “Property Management Enterprise” and “Property Service Enterprise” mean the company designated by Party A (which Party A has the right to replace) to provide property management services for the Hongqiao Hui Project and the leased House under this Contract.

1.21 “Letter of Intent” means the Hongqiao Hui Office Building Lease Intent Confirmation Letter (if any) entered into by and between Party A and Party B in respect of the lease of the House prior to the signing of this Contract.

1.22 “User Manual / Renovation Manual” means the various management regulations formulated and revised from time to time by Party A and/or the property management company, including the user manual, renovation manual and/or rules and regulations, which guide and standardize the lessees’ normal use of the office building and the House.

Article 2 Description of the Leased House

2.1 Party A leases and Party B rents the House located on the 9th actual floor (10th nominal floor), Unit 9/F (10/F nominal unit), Building 2, Lane 989, Shengui Road, Minhang District, Shanghai, P.R.China. The floor plan of the House is shown in the marked part of Appendix II, which is only for identification purposes and shall not be used to interpret the terms of this Contract. The actual condition of the House shall be subject to the actual delivery.

2.2 Party B confirms that the nominal floor and/or nominal unit number of the House are independently arranged by Party A. If such nominal floor/unit number is inconsistent with the actual floor/unit number or the final unit number approved by the government department, Party B shall have no right to unilaterally terminate this Contract, make any claim for compensation or assert any other rights against Party A due to such inconsistency. Both parties agree that, except for using the actual floor and unit number of the House for the filing of this Contract, the nominal floor and unit number shall be used for all other references to the floor and unit number of the House (including the floor and unit number used by Party B as the communication address of the House).

2.3 The House is exclusively for office use, and Party B shall not alter its use. If Party B unilaterally alters the use of the House, Party A has the right to terminate this Contract, require Party B to bear the liability for breach of contract and pay compensation for breach of contract in accordance with the relevant provisions of this Contract.

2.4 Party B also obtains the joint right to use the following items with Party A and all other companies or individuals with similar rights: the roads, driveways, entrances, staircases, stair landings, passages, squares and washrooms in or adjacent to the office building that are necessary for the proper use and enjoyment of the House. However, Party A, or the property management company providing property services for the office building, or the administrator of the property management company, has the right to restrict Party B’s right to use the above-mentioned parts.

2.5 The lease area of the House is 1,332.45 square meters (hereinafter referred to as the “Lease Area”), based on the measured building area report issued by the surveying and mapping institution recognized by the Shanghai housing authority or the agreed usable area by both parties. The rent, property management fee and other payments calculated based on the area shall all be subject to the Lease Area.

2.6 The final Lease Area shall be subject to the agreed usable area by both parties. If there is a discrepancy between the measured area and the agreed usable area, both parties agree not to terminate this Contract due to such discrepancy.

2.7 Party B declares that it has inspected the House on the spot before signing this Contract and has no objection to the Lease Area of the House and the current status of the corresponding facilities and equipment. During the lease term, unless both parties reach a separate written agreement, Party B shall not adjust the rent and any security deposit calculated based on the Lease Area for any reason.

2.8 Party B confirms that it has fully and carefully inspected the construction status, project progress of the building where the House is located, the adjacent buildings of the House, the supporting conditions of equipment and facilities and the adverse effects of the surrounding environment on the spot, and has approved the current physical condition, legal status, surrounding environment and possible adverse factors of the House. Party B accepts the above and undertakes not to make any claim or demand against Party A due to the above (including but not limited to returning the House, reducing or exempting the rent, property management fee and other payable fees, and shall not require Party A to bear any compensation liability). At the same time, Party A makes no commitment to the leasing situation, supporting conditions, transportation conditions and popularity development of Hongqiao Hui.

Article  3 Lease Term

3.1 The Lease Term: from June 1, 2024 to August 31, 2027 (including the first and last days), which is a fixed lease term. The first phase is from June 1, 2024 to August 31, 2027; the second phase is from [ / ] to [ / ].

3.2 The first phase of the lease term is divided into the Rent & Renovation Concession Period and the Standard Lease Period. The Rent & Renovation Concession Period: from June 1, 2024 to August 30, 2024; the Standard Lease Period means the lease period of the first phase excluding the Rent & Renovation Concession Period.

3.3 The Commencement Date of Rent: September 1, 2024. In principle, the Commencement Date of Rent and the Delivery Date of the House shall be the same day; if they are different, the later date shall prevail.

3.4 The Delivery Date of the House: shall be implemented in accordance with Article 9.1. If Party B fails to go through the delivery procedures of the House with Party A within the time agreed in this Contract, it shall be deemed that Party A has delivered the House on the delivery date agreed in this Contract. Any loss caused thereby shall be borne by Party B alone, and the Rent & Renovation Concession Period and the Lease Term agreed in this Contract shall not be extended.

Article 4 Rent

4.1 The rent for each phase of the lease term is as follows:

表格

Lease Term		Rent Unit Price (RMB/sqm/day, including tax)	Rent for Rent & Renovation Concession Period	Tax	Total Rent for Rent & Renovation Concession Period
June 1, 2024 - August 31, 2027	Rent & Renovation Concession Period (June 1 - August 30, 2024)	5.8	RMB 223,872.75 (in lower case) Twenty-Two Thousand Three Hundred Eighty-Seven Yuan and Seventy-Five Fen (in upper case)	/	RMB 235,066.39 (in lower case) Two Hundred Thirty-Five Thousand Sixty-Six Yuan and Thirty-Nine Fen (in upper case)
The second phase: [ / ] - [ / ]		/	/	/	/ (in lower case)

Monthly rent calculation standard: Rent Unit Price × Lease Area × 365/12 = Monthly Rent. For rent involving a period of less than one month: Rent Unit Price × Lease Area × the actual number of days in the month.

For the avoidance of doubt, the prerequisite for Party A to collect the rent based on the lease unit price/total lease price during the Rent & Renovation Concession Period is that Party B fully and properly performs this Contract in all respects, and Party A shall only collect one month’s rent from Party B during the Rent & Renovation Concession Period, i.e., RMB 235,066.39. If this Contract is terminated early due to Party B’s breach of contract (including the situation where Party A exercises the right to terminate the Contract and the situation where Party B unilaterally terminates the Contract in advance), in addition to the liability for breach of contract agreed in this Contract, Party B shall make up all the rent concessions during the Rent & Renovation Concession Period to Party A in accordance with the rent standard at the time of the termination of this Contract, i.e., the number of months of the Rent & Renovation Concession Period × the monthly rent at the time of the termination of the Contract, which is 3 months × RMB 235,066.39 per month.

4.2 The monthly rent shall be calculated on a Gregorian calendar month basis. Both parties agree that Party B shall pay the rent monthly [ / quarterly ]. In case of monthly payment, except for the first installment of rent, Party B shall pay the rent for the next month to Party A on or before the 23rd day of each month during the entire lease term. In case of quarterly payment, except for the first installment of rent, Party B shall pay the rent for the next quarter to Party A on or before the 23rd day of the last month of each quarter during the entire lease term.

4.3 The first installment of rent and the first installment of property management fee: if the Rent & Renovation Concession Period is included, the first installment of rent shall be the full rent for the Rent & Renovation Concession Period; if the Rent & Renovation Concession Period is not included, the following provisions shall apply:

(1)	If the Commencement Date of Rent is the 1st day of the month, the first installment of rent and the first installment of property management fee shall be the fees for that month.

(2)	If the Commencement Date of Rent is not the 1st day of the month, the first installment of rent shall be the sum of the rent for the remaining days of the month from the Commencement Date of Rent and the full rent for the next month; the first installment of property management fee shall be the sum of the property management fee for the remaining days of the month from the Commencement Date of Rent and the full property management fee for the next month.

4.4 The first installment of rent under this Contract is RMB 235,066.39, the first installment of property management fee is RMB 43,970.85, and the total of the first installment of rent and the first installment of property management fee is RMB 279,037.24. Party B shall make the payment within 5 working days after the signing of this Contract.

4.5 The rent does not include the property management fee, air conditioning fee, extra air conditioning fee, parking fee, telephone fee, electricity fee, water fee, cleaning fee inside the House and other payments. The rent also does not include all taxes and other payments and expenses that Party B shall pay to the relevant government departments.

Article 5 Performance Security Deposit

5.1 Both parties agree that the Performance Security Deposit consists of the Lease Security Deposit and the Property Security Deposit. Among them, the Lease Security Deposit is equivalent to 3 months’ standard rent of the first phase of the lease term, i.e., RMB 705,199.17 (in upper case: Seven Hundred Five Thousand One Hundred Ninety-Nine Yuan and Seventeen Fen); the Property Security Deposit is equivalent to 3 months’ property management fee, i.e., RMB 131,912.55 (in upper case: One Hundred Thirty-One Thousand Nine Hundred Twelve Yuan and Fifty-Five Fen). The total Performance Security Deposit is RMB 837,111.72 (in upper case: Eight Hundred Thirty-Seven Thousand One Hundred Eleven Yuan and Seventy-Two Fen). For the avoidance of doubt, the standard rent of the first phase of the lease term refers to the rent standard of the first phase excluding the Rent & Renovation Concession Period.

5.2 Party B shall pay the Performance Security Deposit to Party A within 5 working days from the date of signing this Contract. The intention money (without interest) paid by Party B in accordance with the Hongqiao Hui Office Building Lease Intent Confirmation Letter before the signing of this Contract (if any) shall be used to offset the same amount of the Performance Security Deposit under this Contract. After receiving the Performance Security Deposit, Party A shall issue a corresponding receipt to Party B for the received amount. If Party B fails to pay the security deposit in the agreed amount and within the agreed time in accordance with the Contract, Party A has the right to terminate this Contract.

5.3 During the lease term, Party A has the right to directly deduct all unpaid fees, liquidated damages and other amounts payable by Party B to Party A from the Performance Security Deposit.

5.4 If Party A deducts or forfeits Party B’s Performance Security Deposit in accordance with the provisions of this Contract, Party B shall make up the corresponding amount within 5 days upon receipt of the written notice from Party A.

5.5 During the lease term, if Party B violates the provisions of this Contract or causes losses to Party A or a third party thereby, Party A has the right to forfeit the Performance Security Deposit as liquidated damages. If the Performance Security Deposit is insufficient to cover the losses of Party A or a third party, Party B shall still make up the shortfall.

5.6 During the lease term, Party B shall have no right to require Party A to use the Performance Security Deposit to pay or offset any payments payable by Party B.

5.7 Upon the expiration of the lease term, if Party B has not violated the provisions of this Contract, Party A shall return the Performance Security Deposit (if any) to Party B in a lump sum without interest within sixty days after Party B meets all the following conditions:

5.7.1 Party B restores the House to the standard condition as set forth in Appendix III of this Contract (unless otherwise agreed by both parties) and returns it to Party A on or before the expiration date of the lease term, and both parties sign and confirm the same.

5.7.2 Party B has fully performed all the provisions of this Contract and paid off all the payable rent, property management fee and all other payments payable by Party B.

5.7.3 Party B has completed the cancellation or change and relocation procedures of the industrial and commercial or other registration competent authorities with the House as the registered address.

5.7.4 Party B has provided the refund account as required by Party A, returned the original receipt of the Performance Security Deposit issued by Party A and the property management company designated by Party A, and other reasonable relevant documents required by Party A.

Article 6 Property Management Fee

6.1 During the lease term, the current charging standard of the property management fee for the House is RMB 33 per square meter per month (in upper case: Thirty-Three Yuan per square meter per month), and the total monthly property management fee for the House is RMB 43,970.85 (in upper case: Forty-Three Thousand Nine Hundred Seventy Yuan and Eighty-Five Fen). Calculation standard of the property management fee for a natural month: Monthly Property Management Fee Rate × Lease Area. Calculation standard of the property management fee for a period of less than one natural month: Daily Property Management Fee Rate × the actual number of days in the month × Lease Area.

6.2 The property management fee includes the cleaning and security services of the public areas, the water supply, power supply, lighting, equipment maintenance of the public areas, and the refrigeration and heating of air conditioning during the normal air conditioning supply time and other fees.

Article 7 Other Fees (Excerpt)

7.6 If Party B needs to use any part other than the House such as the advertising space, warehouse, external wall and parking garage (spaces) of the office building, it shall obtain the written consent of Party A and sign a separate lease contract or usage agreement with Party A, and pay the relevant fees to Party A.

7.7 In addition to the charge items listed in this Contract, if Party B still has other payable fees related to the House in accordance with the relevant management regulations of the office building or the applicable government regulations, Party B shall make the payment in a timely manner upon receipt of the payment notice.

7.8 Unless otherwise agreed in this Contract, each party shall bear the taxes and fees payable in accordance with the laws, regulations and other provisions respectively.

Article 8 Payment Method and Late Payment

8.1 All payable amounts under this Contract shall be paid in Renminbi (the legal tender of the People’s Republic of China).

8.2 Unless otherwise agreed in this Contract, all rent, Performance Security Deposit, property management fee and other payable amounts that Party B shall pay to Party A in accordance with this Contract shall be paid to the following bank accounts:

●	Party A’s Account (for Rent):

Account Name: Shanghai Jinchen Hemei Real Estate Co., Ltd.

Account Number: [ / ]

Bank of Deposit: [ / ]

●	Party A’s Account (for Security Deposit):

Account Name: Shanghai Jinchen Hemei Real Estate Co., Ltd.

Account Number: [ / ]

Bank of Deposit: [ / ]

●	Party A’s Account (for Property Management Fee):

Account Name: Shanghai Jinchen Quanmei Property Management Co., Ltd.

Account Number: [ / ]

Bank of Deposit: [ / ]

8.3 The payment date and payment amount of each above-mentioned payment shall be subject to the actual date and amount received by Party A’s bank account. Any fees incurred by Party B due to the payment of any amount in accordance with this Contract (including but not limited to the handling fee incurred by Party A due to Party B’s payment by telegraphic transfer) shall be borne by Party B.

8.4 During the lease term, for any late payment of the payable amounts, Party B shall pay liquidated damages to Party A at the rate of 0.5% of the unpaid amount per day of delay. If Party B still fails to make the payment 15 days after Party A sends a written demand notice, or if Party B’s delayed payment accumulates to more than 45 days within 12 consecutive months, Party A has the right to unilaterally terminate this Contract, take back the House, and Party B shall bear the corresponding liability for breach of contract in accordance with this Contract.

8.5 The bank accounts for the receipt of the Performance Security Deposit, rent, property management fee, liquidated damages and other amounts shall be subject to the receiving accounts specified in the payment notice separately issued by Party A to Party B.

Article 9 Delivery of the Leased House

9.1 Both parties agree to go through the delivery procedures of the House on June 1, 2024 (hereinafter referred to as the “Delivery Date”) and sign the relevant handover document. If Party B actually occupies or uses the House after the effective date of this Contract but before the agreed Delivery Date, the date on which Party B actually occupies the House shall be deemed as the Delivery Date.

9.2 Before going through the handover procedures, Party B shall pay off all the fees that shall be paid at the same time as or before the delivery of the House, including the Performance Security Deposit, the first installment of rent (including tax), the first installment of property management fee (including tax) and other fees, to Party A in accordance with the provisions of this Contract; otherwise, Party A has the right to refuse to deliver the House and shall not bear any liability. If the actual Delivery Date is later than the Delivery Date agreed in the Contract due to Party B’s failure to fully pay the above-mentioned fees or reasons not attributable to Party A, it shall be deemed that Party A has delivered the House on the Delivery Date agreed in this Contract. The Rent & Renovation Concession Period and the Lease Term agreed in this Contract shall not be extended, and the rent, property management fee and other fees shall be calculated from the Delivery Date agreed in the Contract, and Party B shall not raise any objection thereto.

9.3 The decoration and supporting facilities and equipment conditions that the House shall have upon delivery are detailed in Appendix III: House Delivery Standard. If the content of the house handover document signed by both parties is inconsistent with the House Delivery Standard listed in Appendix III of this Contract, both parties agree that the content of the house handover document shall prevail, and Party B shall not make any claim or hold Party A liable for breach of contract due to the inconsistency of the delivery standard. Unless otherwise stipulated in this Contract, regardless of whether the standard agreed in the house handover document is consistent with that in Appendix III, the standard agreed in Appendix III shall still be the restoration standard for Party B to return the House to Party A upon the expiration or early termination of this Contract.

9.4 Except in case of Party B’s violation of the provisions of this Contract, or force majeure or reasons beyond Party A’s control, if Party A fails to deliver the House to Party B on the Delivery Date, Party B agrees to grant Party A a 30-day grace period. Party A shall not bear any liability for breach of contract if it delivers the House to Party B within the grace period. In such case, the Rent & Renovation Concession Period (if any) and the relevant dates calculated thereafter shall be extended accordingly. If Party A still fails to deliver the House to Party B upon the expiration of the aforesaid 30-day grace period, Party B has the right to notify Party A in writing to immediately terminate this Contract in advance or select a new delivery date through mutual negotiation. If Party B chooses to terminate this Contract in advance, Party A shall return the Performance Security Deposit (excluding interest) and the first installment of rent including tax and other unused fees paid by Party B to Party B without interest within sixty days from the date on which this Contract is terminated in advance in accordance with the provisions of this clause. In addition, Party A shall not bear any other liability or pay any other fees to Party B.

9.5 Except in case the main structure is unqualified upon inspection by the relevant government competent authorities, Party B shall not refuse to take over the House on the ground that the House has defects or needs repair. If Party A delivers the House in accordance with the agreement under this Contract, it shall be deemed that the handover is successful in all cases, and Party B has no objection to the content of the handover document. If the relevant supporting facilities of Hongqiao Hui may not be in place after the House is delivered and used, Party B clearly undertakes not to require a reduction or exemption of the rent, property management fee and other payable fees due to the aforesaid circumstances, and shall not require Party A to bear any compensation liability.

Article 10 Rights and Obligations of Party A

10.1 Party A has the right to collect the payable amounts that Party B shall pay in accordance with the provisions of this Contract from Party B at the time and in the manner agreed in this Contract.

10.2 Party A has the right to name or change the name of the office building without the consent of Party B, and shall not bear any liability to Party B arising from the change of the name of the office building, provided that Party A shall notify Party B in a timely manner after the change of the name of the office building.

10.3 Party A has the right to issue or revise the relevant management rules to Party B and other lessees in writing by itself or by authorizing the property management company according to the actual situation on the premise of safeguarding the overall interests of the office building.

10.4 During the last six months of the lease term of this Contract, Party A has the right to take Party A’s customers to visit the House during Party B’s normal office hours with prior notice to Party B (unless both parties have reached an agreement on the renewal of the lease of the House). Party A shall make every effort to minimize the impact on Party B’s normal office work.

10.5 Party A has the right to send a written notice to Party B six months in advance to terminate this Contract during the lease term of this Contract, and as compensation to Party B, Party A shall return the Performance Security Deposit to Party B.

10.6 Party A has the obligation to cooperate with Party B to provide the relevant certificates of the location of the House for the industrial and commercial registration.

10.7 Party A shall keep the public areas and public facilities of the office building (including the roof, main structure, walls, main water pipe passages, main cables and wires, elevators, escalators, fire fighting and security equipment, air conditioning facilities) in a clean and good usable condition. Party A shall issue a written notice to Party B before any maintenance, repair, renewal and replacement of the air conditioning split unit system, elevators, power supply, water supply and other service facilities of the House (except in case of emergency or breakdown). If the public facilities of the office building cannot be used normally for a certain period of time due to government reasons or emergencies, Party A shall make every effort to minimize the impact on Party B thereby, but Party A shall not bear any liability arising therefrom.

10.8 The security personnel, management personnel, and any kind of mechanical and electronic anti-theft systems (if any) provided by Party A or the property management company for the office building or the House shall not constitute Party A’s security or custody obligation or liability for the House or the property inside it. During the Contract Period, Party B shall be solely responsible for the security and custody of the House or the property inside it.

10.9 The lessee’s signboard installed in the office building and the signboard of the floor where the House is located, which are provided by Party A or the property management company to Party B, shall be produced and installed by Party A or the property management company, and the expenses shall be borne by Party B.

10.10 Party A or the property management company shall ensure that the structure of the House and the supporting facilities provided by Party A are in a normal usable and safe condition; when Party A or the property management company designated by Party A conducts regular inspection, maintenance and repair of the supporting facilities provided by Party A inside the House, Party B shall provide cooperation, provided that Party A or the property management company designated by Party A shall minimize the impact on Party B’s normal use of the House.

10.11 Party A or the property management company shall be responsible for the repair of the structure of the House and the facilities and equipment provided by Party A, as well as the repair of the public areas, facilities and equipment of Hongqiao Hui, except for any damage caused by Party B (including its employees, contractors, suppliers, customers and invitees). If the acts of Party B (including its employees, contractors, suppliers, customers and invitees) cause losses to Party A or a third party, Party B shall bear the liability for breach of contract and pay compensation for damages to Party A or the third party.

10.12 If Party B fails to perform its obligation to pay the amounts under the lease and still fails to perform such obligation within 5 days upon receipt of the written notice from Party A requiring the performance of the due debts, Party A has the right to take appropriate measures as it deems fit, including cutting off the water and power supply to the House, canceling the access control permission, to restrict Party B’s entry into and use of the House. In addition, Party A has the right to enter the leased premises and possess and lien all or part of the chattels in the leased premises, and exercise the lien on such chattels. Party B hereby irrevocably agrees that Party A has the right to legally possess and lien all or part of the chattels in the leased premises in accordance with the provisions of this article.

10.13 Party A has the right to mortgage or transfer the office building or a part thereof together with the House to any bank or third party during the lease term of this Contract without obtaining the approval or consent of Party B.

10.14 After the signing of this Contract, Party B agrees that Party A has the right to use Party B’s name, trade name, trademark, logo and the brand used in Party B’s operation free of charge for external publicity, including but not limited to advertisements. However, such publicity content shall be limited to the existing real estate lease relationship and strategic partnership between the two parties.

10.15 Party A shall have the right to use and obtain income from the external facade and roof of the office building; and shall have the exclusive right to install, arrange, maintain, demolish and replace all signboards, notices, posters and advertising installations located at any part of Hongqiao Hui.

10.16 The non-exercise or delayed exercise by Party A of any right or remedy under this Contract shall not constitute a waiver thereof by Party A; the single or partial exercise of a right by Party A shall not prevent it from exercising the right in any other manner or further, or exercising any other right or remedy.

Article 11 Rights and Obligations of Party B

11.1 In addition to the existing decoration and facilities of the House upon delivery, if Party B needs to carry out additional decoration or add supporting facilities and equipment, it shall obtain the prior written consent of Party A and the property management company, and provide the decoration design documents of the House (including but not limited to the decoration construction drawings and decoration design schemes sealed and confirmed by a qualified design unit) to Party A and the property management company for review and confirmation. If approval from the relevant departments is required in accordance with the provisions, Party B shall obtain the approval of Party A, the property management company and the relevant departments before proceeding with the on-site decoration. After the aforesaid decoration design documents are approved by the relevant departments or Party A and the property management company, Party B shall not alter them without authorization. The secondary decoration and use of the House shall be subject to the Hongqiao Hui User Manual, Hongqiao Hui Renovation Manual and various management systems formulated by the property management company designated by Party A, and Party B shall comply with the aforesaid provisions and shall not violate them.

11.2 Party B shall be responsible for fulfilling the obligation of filing this Contract in accordance with the requirements of national laws, regulations and local government management rules. If Party B fails to file this Contract, it shall not affect the effectiveness and performance of this Contract.

11.3 Party B shall obtain all approvals, business licenses and permits for its legal operation in the House, and update such approvals, business licenses and permits in a timely manner. Unless with the written consent of Party A, Party B shall not use the House as a registered business address to establish a new company, branch, office, etc. If Party B updates its business license, it shall submit it to Party A for filing.

11.4 Party B shall pay the rent, Performance Security Deposit, property management fee, public utility fees and all other payable fees to Party A and the property management company in accordance with the provisions of this Contract. Party B shall have no right to refuse to pay or require a reduction or exemption of the payable rent, property management fee or various fees related to Party B’s lease of the House for any reason such as property management problems.

11.5 Party B shall keep the House, including but not limited to the decoration, supporting facilities and equipment listed in Appendix III, clean, intact and in a usable condition. Party B shall not place items exceeding the specified load in the House, and Party A or the property management company designated by Party A has the right to specify the placement location of Party B’s safe or other heavy objects.

11.6 During the lease term, Party B shall use and take good care of the leased House and its supporting facilities and equipment in a reasonable manner. If the leased House and its supporting facilities and equipment are damaged or malfunction due to Party B’s improper use or unreasonable use, Party B shall repair them immediately or make compensation in accordance with the requirements of Party A. If Party B causes damage to the facilities and equipment in the public areas of the leased House, or directly/indirectly causes losses or damages to any other person or property, Party B shall bear the full compensation liability. The aforesaid compensation includes but is not limited to any repair and restoration costs, compensation costs to third parties, and all expenses and costs incurred by Party A and the property management company in claiming compensation from Party B (including but not limited to attorney fees, litigation fees, property preservation fees, appraisal fees, insurance premiums, transportation fees, travel expenses and all other expenses incurred for the realization of rights). If Party B refuses to cooperate with the repair, Party A may repair it on its own or entrust a third party to carry out the repair, and the repair costs shall be borne by Party B. Party A may directly deduct the aforesaid repair costs from Party B’s Performance Security Deposit; if the Performance Security Deposit is insufficient to cover the repair costs, Party B shall make up the shortfall. After the Performance Security Deposit is deducted, Party B shall pay the full amount within the time limit specified by Party A.

11.7 Party B shall allow Party A or the property management company designated by Party A to enter the House at a reasonable time to inspect the status of the leased property, take inventory of the fixed equipment and conduct necessary repairs or maintenance.

11.8 Party B shall immediately notify Party A in writing of any injury to any person, damage to the leased House, and any accident or damage to water pipes, wires or installations, fixed attachments and facilities and equipment; in case of emergency, oral notice may be given first followed by a written notice to Party A.

11.9 Party B has the obligation to cooperate with Party A to take potential customers to view the House at a reasonable time within 6 months before the expiration of the lease term of this Contract.

11.10 Party B agrees that if Party A or the property management company designated by Party A carries out renovation of the office building, Party B shall provide cooperation, and Party A or the property management company designated by Party A shall ensure that such renovation minimizes the impact on Party B’s normal office work and use.

11.11 Party B has the obligation to supervise and prohibit its company or any visitor from staying overnight in the leased House.

11.12 If the acts of Party B (including its employees, contractors, suppliers, customers and invitees) cause Party A to suffer any claim, demand for compensation, administrative penalty or other adverse consequences from any other party, Party B shall be responsible for resolving the matter and shall complete the handling within 5 days (or the time limit specified by Party A) from the date of Party A’s notice to Party B so as to achieve a result that does not cause any adverse impact or loss to Party A. If Party B fails to resolve the matter within the aforesaid time limit, Party A has the right to handle it on its own, and Party B shall have no objection to Party A’s handling plan and shall reimburse Party A for all economic losses and expenses incurred thereby (including but not limited to the expenses incurred by Party A in handling the corresponding incident, such as external consultant fees such as attorney fees, litigation fees, property preservation fees, insurance premiums, appraisal fees, travel expenses, compensation payments, indemnity and other fees) and fines imposed by government departments. In addition, Party B has the obligation to restore Party A’s reputation and eliminate the adverse effects. The liability and obligation of Party B stipulated in this article shall not be exempted or terminated due to the rescission, suspension or termination of this Contract.

11.13 After Party B actually takes over the House, without the prior written consent of Party A, Party B shall not alter or damage the structure, external wall part and various facilities of the House without authorization, and shall not alter the use and design purpose of the House without authorization. If a fire, explosion or other incident endangering public safety or production safety occurs due to water, electricity or other reasons or due to Party B’s reasons, Party B shall compensate Party A and third parties for the losses suffered thereby, including personal injury and property damage. The liability of Party B mentioned in this clause includes Party B’s employees, contractors, suppliers, visitors, customers and other staff related to Party B, and Party B shall bear joint and several compensation liability for such losses.

11.14 Party B shall use and take good care of the House and its supporting facilities in a reasonable manner. If the House and its supporting facilities are damaged or malfunction due to Party B’s improper use or unreasonable use, Party B shall be responsible for the repair. If Party B refuses to repair, Party A may repair it on its own, and the repair costs shall be borne by Party B. If Party B refuses to accept the repair plan provided by Party A, all losses caused thereby shall be borne by Party B.

11.15 Party A has informed Party B that the House has been mortgaged. If the House needs to be mortgaged for the second time and/or re-mortgaged during the lease term, Party B shall cooperate with the handling of the mortgage procedures in accordance with the written notice from Party A.

11.16 When conducting office activities in the House, Party B shall comply with all laws, regulations, rules and provisions of the People’s Republic of China including environmental protection, health, epidemic prevention, culture, public security management and fire fighting, and bear all expenses and liabilities arising therefrom.

Article 12 Return of the Leased House

12.1 Party B shall return the House together with all its accessories, installations and additions to Party A on the expiry date of the lease term or the date of early termination (hereinafter referred to as the “Return Date”) in a good and continuously usable condition in accordance with the provisions of this Contract and the standard agreed in Appendix III of this Contract. At the same time, Party B shall return the keys (if any) to all parts of Hongqiao Hui to Party A and go through the return procedures as required by Party A. The handover agreement shall be the mark for both parties to complete the return of the House.

12.2 Party B confirms that upon the expiration of the lease term or the rescission or termination of this Contract, Party B shall move its industrial and commercial and tax registration address from here and complete the corresponding industrial and commercial and tax change registration or cancellation procedures. If the moving procedures are not completed within 10 days from the expiry date of the lease term or the date of rescission of this Contract, it shall be deemed that Party B has not fulfilled its obligation to return the House to Party A. Party B shall pay the house occupation fee to Party A in accordance with the provisions of this Contract, and Party A may retain the Performance Security Deposit until the moving procedures are completed.

12.3 If Party B fails to return the House to Party A on the Return Date agreed in this Contract, Party A has the right to directly enter and take back the House three days after the Return Date. Any leftover items and equipment in the House shall be deemed as abandoned by Party B, and Party A has the right to dispose of them on its own and shall not bear any compensation liability therefor. In addition, Party A has the right to deduct the expenses for disposing of the aforesaid equipment from the Performance Security Deposit, and Party B shall pay the shortfall separately if the Performance Security Deposit is insufficient. At the same time, Party B shall also bear the losses caused to Party A or any third party by Party A’s direct entry due to Party B’s breach of contract. If Party A chooses to transfer the equipment and facilities in the House to another place for storage, the storage fees, transportation fees, notarization fees, attorney fees and other fees of Party B’s items incurred during this period shall be borne by Party B.

12.4 If Party B fails to restore the House to its original condition within the Return Date agreed in this Contract, Party A may restore the House to its original condition on its own or entrust a third party to do so three days after the Return Date, and the costs for restoration to the original condition shall be borne by Party B. Party A has the right to directly deduct the costs for restoration to the original condition from the Performance Security Deposit; if the Performance Security Deposit is insufficient, Party B shall pay the shortfall separately. The date of completion of the restoration to the original condition project shall be deemed as the date on which Party B returns the House. During the construction period of the restoration to the original condition by Party A on its own or by entrusting a third party, Party B shall pay the house occupation fee to Party A in accordance with the rent standard agreed in this Contract.

12.5 If this Contract has been registered and filed, Party B shall complete the cancellation registration procedures of this Contract with the relevant housing authority within five days from the date of expiry or early termination of this Contract (for whatever reason). If the cancellation registration procedures of this Contract are delayed due to Party B’s reasons, it shall be deemed that Party B has not fulfilled its obligation to return the House to Party A, and Party B shall pay the house occupation fee to Party A in accordance with the standard agreed in this Contract.

12.6 Party B shall complete the industrial and commercial cancellation or change procedures with the unit as the registered address or business address and cease to use the unit address within 10 days after the expiration of the lease term of this Contract or the rescission, revocation or confirmation of invalidity of this Contract. If the industrial and commercial cancellation or change procedures are delayed due to Party B’s reasons, it shall be deemed that Party B has not fulfilled its obligation to return the House to Party A, and Party B shall pay the house occupation fee to Party A in accordance with the rent standard agreed in this Contract.

12.7 If Party B fails to return the House to Party A in accordance with the provisions of this Contract, Party B shall pay the house occupation fee, property management fee, relevant public utility fees and other fees to Party A according to the number of days of delayed return until Party B returns the House in accordance with the requirements of the Contract. At the same time, Party A also has the right to require Party B to compensate for the losses caused to Party A by the delayed delivery of the House to the new lessee, including but not limited to liquidated damages and intermediary fees.

12.8 For the avoidance of doubt, the calculation standard of the house occupation fee under this Contract is twice the daily rent standard of the House at the time of the termination of this Contract.

Article 13 Restrictions and Prohibitions

13.1 Party A has the right to reserve the right to name Hongqiao Hui, the building where the House is located, the office building complex and the square. Party A shall not bear any compensation liability for changing the name of any part of Hongqiao Hui, the building, the office building complex and the square.

13.2 Party B shall not install, display any notice boards, signs, decorations, advertisements or other products in the public corridors, elevators and other public areas.

13.3 Party B shall not install, paste, hang, place or display any illuminated signboards, service signs, advertising marks or publicity materials visible from the outside of the House in the leased House.

13.4 Party B shall not open the windows, nor hang any items outside the windows or extend any items out of the windows; otherwise, Party B shall be liable for all personal injury/property damage and/or other legal liabilities caused to Party A or any third party thereby.

13.5 Without the written consent of Party A or its designated property management company, Party B shall not install or alter the equipment and partitions in the House or exceed the floor load standard.

13.6 Party B shall not raise any poultry or pets in the House.

13.7 Party B shall not manufacture or store goods or commodities in the House, nor engage in commodity retail and other business activities in the House, except for a small amount of goods and commodities related to Party B’s business and activities and used as samples or exhibits, with the prior written consent of Party A or the property management company.

13.8 Party B shall not pile up, discard or leave boxes, furniture, garbage and any other items in the public areas of the office building, such as the lobby, elevators, staircases, passages, halls, stair landings, display windows and other public areas of Hongqiao Hui, causing any inconvenience or obstruction to other lessees or users of Hongqiao Hui.

13.9 Party B undertakes not to do anything that harms the goodwill of Party A, and not to engage in any acts that may hinder or affect the legitimate rights of Party A or other owners and lessees in the adjacent areas, or other unreasonable acts that interfere with or disrupt the normal operation of Party A or other owners and lessees.

13.10 If Party B violates any of the aforesaid agreements, Party B shall immediately take reasonable measures to remove and demolish the aforesaid items within 2 days upon receipt of the notice from Party A; otherwise, Party A or the property management company has the right to directly enter the House and take reasonable measures to remove and demolish the aforesaid items to restore the public areas and the House to their original condition, and all expenses arising therefrom shall be borne by Party B. At the same time, due to the aforesaid breach of contract by Party B, Party A has the right to require Party B to bear the liability for breach of contract at the rate of 5% of the total rent.

13.11 Party A has clearly informed Party B that, except as agreed in this Contract or confirmed in writing by both parties, the staff of Party A, the property management company designated by Party A and the agency have no right to make any commitment on the lease terms, delivery time, government approval and other performance matters of the House. If any commitment has been made, it shall have no binding force on both parties, and Party B is fully aware of this.

13.12 If Party B carries out internal decoration, partition, construction, reconstruction or installation and replacement of equipment and installations in the House, the design drawings and materials thereof must first obtain the written consent of Party A and the statutory government approval (if required), and the approval expenses shall be borne by Party B alone. The construction may be carried out only after the drawings are approved by Party A. If the plan or process exceeds the objective conditions of the House or does not meet the approval standards of Party A, Party B shall adjust it immediately, and the Rent & Renovation Concession Period shall not be extended or postponed.

13.13 Party B shall not start office work or use the House for other purposes (whether temporary or otherwise) before the completion of the acceptance inspection and obtainment of the corresponding certification documents for the decoration and reconstruction project of the House in accordance with the law; otherwise, all liabilities arising therefrom shall be borne by Party B alone.

13.14 Party B shall not use the House for other purposes, including but not limited to illegal, immoral purposes, manufacturing/storing goods/commodities unrelated to the use purpose of the House, and storing explosives or dangerous goods.

13.15 Party B shall not make or allow others to make any disturbing or irritating noise in the House, and shall not use any music or noise (including the sound or vibration generated by instruments and equipment for broadcasting, generating, receiving, recording or broadcasting) to disturb other lessees of the office building. Party B shall not cause peculiar smell, smoking and other phenomena in the House or public areas to disturb other lessees of the office building.

13.16 During the lease term, Party A has the right to transfer the ownership/operation right of the House to a third party in accordance with the national laws and regulations, and Party B unconditionally waives the priority to purchase the House. Party A does not need to seek Party B’s opinion on the purchase in advance. If the ownership/operation right of the House is transferred to a third party, the third party shall become Party A under this Contract, enjoy the rights of the original Party A and bear the obligations of the original Party A, and this Contract shall still be valid for Party B.

13.17 Without the prior written consent of Party A, Party B shall not use or allow others to use the whole or any part of the name/logo of Party A or the project for any purpose in connection with its business or operation or for any other purposes, except for merely indicating the office location and address of Party B.

13.18 If Party B returns the House in advance for its own reasons before the expiration of the Contract Period agreed in the Contract, the Performance Security Deposit shall not be refunded, and Party B shall, in addition to the Performance Security Deposit, pay liquidated damages to Party A equivalent to the rent for 3 months before Party B’s early return of the House.

13.19 If Party B temporarily leases the House in the name of an individual, Party B shall legally establish a company or other business organization within 2 months after the signing of the lease contract, and both parties shall sign a relevant subject change agreement accordingly.

13.20 Without the prior written consent of Party A, Party B shall not sublet all or part of the House to a third party (including but not limited to achieving the purpose of subletting by way of joint operation, contracted operation, etc.). In addition, Party B shall not auction, transfer, mortgage or donate any facilities and equipment provided by Party A in the House to a third party, and shall not allow any third party other than Party B to obtain or enjoy the right to use, lease and possess the House or any part thereof, regardless of whether such acquisition is paid with rent or other consideration.

Article 14 Insurance

14.1 After the signing of this Contract, Party B shall at its own expense insure its own property in the House against the All Risks of Property with an insurance company rated Class A, and insure its business activities in the House against the Public Liability Insurance (the insured amount for each accident in the insurance policy shall not be less than RMB 5 million). The insurance period shall not be shorter than the lease term. During the lease term, if Party A, Party B itself, Party B’s employees and other third parties suffer any losses due to Party B’s failure to purchase the corresponding insurance, such losses shall be borne by Party B, and Party A has the right to hold Party B liable.

14.2 Party B shall insure the decoration project against the Construction All Risks (including the Third Party Liability Insurance) during the decoration period and keep the insurance valid during the decoration period. At the same time, Party B must add Party A and the property management party as joint insured persons in the insurance policy. Party B shall submit the original of the insurance policy to Party A and/or the property management office before the start of decoration. If Party B fails to handle the aforesaid insurance or submit the original due to its own reasons, Party A and/or the property management office has the right to refuse to go through the decoration approval procedures. Any delay in the decoration period and losses caused thereby shall be borne by Party B alone, and Party A shall still calculate the property management fee, rent and other payable fees of Party B from the Commencement Date of Rent agreed in this Contract.

14.3 Party B shall not commit any acts or cause any incidents that may render the insurance (including the All Risks of Property and the Public Liability Insurance) taken by Party A for the office building or the overall project where it is located invalid, or allow any acts or incidents that may lead to an increase in the relevant insurance premiums. If the insurance premiums of Party A are increased due to Party B’s acts, Party A has the right to claim compensation from Party B.

14.4 During the lease term, Party B shall, in accordance with the requirements of Party A from time to time, provide Party A with written certification documents proving that the insured insurance is valid and meets the requirements.

Article 15 Liability for Breach of Contract

1 15.1 Liability for Breach of Contract by Party A

Party B has the right to terminate this Contract and require Party A to pay liquidated damages equal to the amount of the Performance Security Deposit, and at the same time Party A shall return the Performance Security Deposit paid by Party B without interest, if any of the following circumstances occurs:

The House delivered by Party A has major structural quality problems that seriously affect Party B’s normal use and fails to meet the delivery standards within 30 days after the agreed delivery date; Party A is declared bankrupt or enters liquidation proceedings, or its business license is revoked or cancelled, resulting in Party B being unable to use the House normally.

15.2 Liability for Breach of Contract by Party B

If any of the following circumstances occurs, Party A shall notify Party B to make corrections (where notice is already included in the following circumstances, Party A is not required to send a duplicate notice or calculate the correction period after notice). If Party B still fails to make corrections within five days upon receipt of the notice, Party A has the right to terminate this Contract, lawfully take back the House in whole or in part, forfeit the Performance Security Deposit, and has the right to continue to recover all unpaid fees that Party B shall pay up to the date when Party A takes back the House and all other losses caused to Party A. Meanwhile, Party B shall additionally bear liquidated damages equivalent to three months’ rent (based on the rent standard at the time of the termination of this Contract).

15.2.1 The rent, property management fee or all other fees payable by Party B as agreed in this Contract remain unpaid 15 days after Party A or the property management company designated by Party A has sent a written demand notice, or Party B’s delayed payments accumulate to more than 45 days within 12 consecutive months;

15.2.2 Party B violates the agreed use of the House as stipulated in this Contract, or engages in illegal business activities;

15.2.3 During the period of using the House, Party B commits acts that endanger the safety of Hongqiao Hui, violate public moral standards, damage the image of Hongqiao Hui or other such acts, and fails to correct them within 5 days after being urged by Party A;

15.2.4 Party B carries out decoration, reconstruction, addition or alteration of other facilities and equipment of the House without the prior written consent of Party A;

15.2.5 The House or its auxiliary facilities and equipment are seriously damaged due to Party B’s reasons, or any safety accident occurs;

15.2.6 Party B subleases the House, transfers the tenancy right of the House or exchanges the leased unit with others without authorization;

15.2.7 Party B is declared bankrupt or enters liquidation proceedings, or any person applies to the court for the liquidation of Party B, or its business license is revoked or cancelled;

15.2.8 Party B falls into a state of credit instability or payment suspension, or Party B is subject to criminal investigation, or Party B’s property is seized or auctioned;

15.2.9 Acts of Party B or its employees and customers hinder the normal operation of Hongqiao Hui or other lessees of Hongqiao Hui, and the hindrance fails to be eliminated after a written warning from Party A or the property management company;

15.2.10 Party B violates the provisions of this Contract or the User Manual and Renovation Manual, and fails to make rectifications after being urged by Party A or the property management company;

15.2.11 Party B unilaterally terminates the Contract resulting in the termination of this Contract, or other circumstances attributable to Party B that entitle Party A to terminate this Contract in accordance with laws and regulations.

15.3 If Party A chooses to continue performing the Contract due to Party B’s breach of contract, Party B shall bear liquidated damages equal to the amount of the Performance Security Deposit.

15.4 If the Contract is terminated in advance due to Party B’s breach of contract or reasons attributable to Party B (including the circumstance where Party A exercises the right to terminate the Contract), in addition to the liability for breach of contract agreed in other clauses of this Contract, Party B shall pay Party A compensation for the rent loss during the vacancy period of the House, the full rent loss during the Rent & Renovation Concession Period, all maintenance expenses incurred by Party A due to Party B’s alteration of the House structure or damage to the House, all commissions paid by Party A, as well as litigation fees, appraisal fees, property preservation fees, insurance premiums, notarization fees, attorney fees and other losses caused to Party A.

Article 16 Confidentiality Clause

Party A and Party B agree that all materials arising from or in connection with this Contract, including the discussions between the two parties themselves, any materials related to the House, design and construction specifications, the content of all discussions between the two parties, or any undisclosed materials provided by either party, shall be regarded as Confidential Information. During the validity period of this Contract, neither party may use or permit others to use the Confidential Information except for the purposes explicitly agreed in this Contract. Without the unanimous written consent of both parties, neither party may disclose the content of this Contract, including lease terms and other information related to sales, financial reports, major business decisions and sensitive trade secrets, to any entity or individual other than its employees, affiliated group companies, related parties, agents, consultants and attorneys.

However, the above confidentiality obligation shall not apply to the following circumstances:

The Confidential Information has become known to the public through other channels;

The Confidential Information shall be provided to the relevant government departments in accordance with the requirements of laws and regulations;

Disclosing relevant information to accounting, auditing institutions and professionals or other relevant personnel for the assessment of Party B’s actual monthly business income;

Disclosing relevant information of this Contract to the company’s audit department and auditing institutions due to the need for internal and external audits of Party A or Party B;

Disclosing relevant information of this Contract to relevant financial institutions due to the financing needs of Party A or Party B;

Disclosing relevant information to arbitrators or judges for taking legal actions or pursuing liability for breach of contract.

Neither party may disclose or make public the Confidential Information to any third party without the written consent of the other party, regardless of whether this Contract is terminated. Otherwise, the breaching party shall compensate the non-breaching party for all losses incurred thereby.

Article 17 Notices

All documents or notices in connection with this Contract shall be served in written Chinese. Notices sent by email shall be deemed served upon successful transmission; notices sent to the other party by post, courier or registered mail shall be deemed served upon delivery to the communication addresses provided by Party A and Party B. Either party shall promptly notify the other party of any changes to the relevant address information set forth below.

Party A’s Contact Address: [*]

Addressee: [*]

Contact Phone: [*]

E-mail Address: [*]

Postal Code: [*]

Party B’s Contact Address: [*]

Addressee: [*]

Contact Phone: [*]

E-mail Address: [*]

Postal Code: [*]

Party B confirms that the House shall be its valid notice address during the lease term. Party A or the property management company designated by Party A has the right to choose to post the notices under this Contract on the doors, windows or walls of the House, and such notices shall be deemed served on Party B upon posting, and Party B shall be deemed to have known the content of the notices on the date of posting.

Article 18  Miscellaneous

18.1 If the House is damaged due to force majeure and thus becomes unfit for use or lease, or either party is unable to perform part or all of its obligations under this Contract due to force majeure, the party suffering from force majeure shall notify the other party within seven days after the occurrence of force majeure. If the performance of this Contract becomes impossible due to force majeure, neither party shall be liable for breach of contract to the other. The content and scope of force majeure shall be subject to the provisions of the Civil Code of the People’s Republic of China and relevant laws and regulations.

18.2 Party A and Party B agree that during the lease term, this Contract shall terminate and neither party shall be liable to the other if any of the following circumstances occurs:

The land use right within the occupied scope of the House is lawfully recovered in advance;

The House is lawfully expropriated for the public interest of society;

The House is lawfully included in the scope of house demolition permission due to urban construction needs;

The House is damaged, lost or identified as a dangerous building;

Party A has informed Party B that the House was mortgaged before the lease and is now disposed of.

18.3 If business suspension, change of the company’s business qualification or equity transfer occurs due to national laws, policies, market environment, Party B’s own factors or other reasons, or this Contract is terminated in advance, Party A shall not make any compensation or indemnity for all decoration expenses invested by Party B and all expenses incurred by Party B for the assignment of business qualifications, equity, trademarks and brands, decoration or facilities and equipment from the previous lessee (if any).

18.4 If Party A and Party B sign another lease contract for the House in accordance with the requirements of the government department for the purpose of filing and registration, the two parties specially confirm that the filed and registered contract is only for the purpose of filing and registration, and the rights, obligations and liabilities of Party A and Party B shall be subject to this Contract.

18.5 After the signing of this Contract, the Letter of Intent (if any) shall automatically terminate, and the rights and obligations of Party A and Party B shall be subject to the provisions of this Contract.

18.6 Matters not covered in this Contract shall be negotiated by both parties and a supplementary agreement shall be signed. The supplementary agreement shall be an integral part of this Contract and shall have the same legal effect as this Contract.

18.7 All disputes arising from or in connection with the performance of this Contract shall be settled by the two parties through friendly negotiation; if the negotiation fails, the dispute shall be submitted to the people’s court with jurisdiction at the location of the House for litigation.

18.8 This Contract shall take effect upon signature by both Party A and Party B; it is made in five copies, with three copies held by Party A and two copies held by Party B, all of which have the same legal effect.

(No text below, for the signature of the House Lease Contract for Hongqiao Hui Office Building)

Appendices

Appendix 1: Copies of the business license of Party A and Party B (duplicate)

Appendix 2: Floor plan of the leased House

Appendix 3: Delivery standards of the leased House

Appendix 4: Tenant’s Letter of Undertaking

Appendix 5: Tenant’s Safety and Fire Protection Commitment Letter

Signature Section

Party A: Shanghai Jinchen Hemei Real Estate Co., Ltd. (Seal of the contract special chapter)

Authorized Representative: ________________

Party B: Xinghui Automotive Technology (Hainan) Co., Ltd. (Seal)

Authorized Representative: ________________

Signing Date: March 28, 2024